UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

June 5, 2020

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadway, 3rd Floor New York, New York (Address of principal executive offices)	10038 (Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, Par Value $0.0001 Per Share	AXSM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2020, following the Annual Meeting (as defined below), the Board of Directors (the “Board”) of Axsome Therapeutics, Inc. (the “Company”) appointed Mark Coleman, M.D. as the chair of the Compensation Committee of the Board (the “Committee”). Dr. Coleman replaces Myrtle Potter as the chair of the Committee, in light of Ms. Potter’s decision not to stand for re-election at the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2020 annual meeting of stockholders held on June 5, 2020 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

Proposal 1:The election of one director to serve as a Class II director until the Company’s 2023 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2:The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 21, 2020 (the “Proxy Statement”). Of the 37,075,422 shares of the Company’s common stock entitled to vote at the Annual Meeting, 32,542,649 shares, or approximately 87.8%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:Election of Class II Director.

The Company’s stockholders elected the following director to serve as a Class II director until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified. The votes regarding the election of the director were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark Saad	21,668,515	4,623,888	6,250,246

Proposal 2:Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,438,119	72,533	31,997	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axsome Therapeutics, Inc.

Dated: June 5, 2020	By:	/s/ Herriot Tabuteau, M.D.
	Name:	Herriot Tabuteau, M.D.
	Title:	President and Chief Executive Officer

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